UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 17, 2008
Global Traffic Network, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51838	33-1117834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

880 Third Avenue, 6th Floor, New York, New York (Address of principal executive offices)	10022 (Zip Code)
(212) 896-1255
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
          On October 17, 2008, the registrant terminated its letter of intent to acquire the Commercial Division of UBC Media Group plc. On October 20, 2008, the registrant issued a press release announcing termination of the letter of intent, which press release is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
99.1	Press release dated October 20, 2008.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Traffic Network, Inc., a Nevada corporation
Date: October 21, 2008	By:	/s/ Scott E. Cody
Scott E. Cody, Chief Operating Officer and Chief
Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated October 20, 2008.